Making Nerve Repair an Expected Standard of Care Company Overview September 2026

Forward-looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, which are statements that are not historical facts and relate to future conditions, events, or results. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “objectives,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements related to: clinical development activities, including expansion into prostate applications; commercial growth initiatives, including planned expansion of breast and extremities sales specialists; market development opportunities; our strategic investments, and acquisitions and potential acquisitions, including the expected benefits, opportunities and objectives of such investments and acquisitions; expectations regarding disciplined, profitable growth and margin improvement; financial guidance and outlook for 2026 and statements regarding our training and education initiatives, reimbursement and market access efforts, and research and development activities. The acquisition of BioCircuit Technologies is subject to the satisfaction or waiver of the conditions set forth in the merger agreement, some of which are outside our control, and there can be no assurance that such acquisition will be completed on the anticipated terms or timeline, or at all. If we complete the acquisition, we may not realize the anticipated benefits of the acquisition, or such benefits may take longer to realize than expected, and we may be unable to successfully integrate BioCircuit. Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, risks related to global supply chain conditions, inflationary pressures, hospital staffing challenges, product development and product potential, clinical enrollment timing and outcomes, regulatory processes and approvals, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, geopolitical and macroeconomic conditions, including armed conflicts and government actions or policies that may affect our business, tax position, or regulatory processes, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other filings made from time to time with the Securities and Exchange Commission. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. Forward-looking statements speak only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. About Non-GAAP Financial Measures To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, EBITDA margin, Adjusted EBITDA, which further excludes non-cash stock-based compensation expense and litigation related costs, and Adjusted EBITDA margin. We also use the Free Cash Flow metric, which corresponds to the net cash provided by (used in) operating activities less cash used for purchases of property and equipment and intangible assets. These non- GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the performance of our business, the Company’s cash available for operations, and the Company’s ability to meet future capital expenditure and working capital requirements. 1

To restore health and improve quality of life by making restoration of peripheral nerve function an expected standard of care. Our Mission 2

# Large and Underserved Potential $5.6B U.S. Nerve Care Opportunity

## More than 1.5 million peripheral nerve injuries a year in the U.S. require treatment in Axogen focus markets[1,2,3,7]

### Extremities Market


$2.9B

Every year patients suffer from 700,000 traumatic nerve injuries and more than 370,000 chronic nerve injuries.[1,2,3]

### Breast Reconstruction


$677M

1 of 8 women diagnosed with breast cancer. 80% of women experience pain, numbness or both after breast cancer surgery.[4]

### Oral, Maxillofacial & Head & Neck


$1.2B

Nerve damage caused by oral maxillofacial and H&N surgery is common and can result in loss of sensation and chronic pain.

### Prostate Surgery


$754M

1 of 8 men diagnosed with prostate cancer. 25-90% experience incontinence and erectile dysfunction (ED) post robotic prostatectomy.[5,6]

**Nerve injuries have a significant impact on patients' quality of life…**

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1. National Hospital Ambulatory Medical Care Survey: 2015 Emergency Department Summary Tables
2. Axogen Data on File, 3. Acuity MD, 4. Flowers et al., *Pain Rep*, 2021, 6(4):e976, 5. American Cancer Society, 2025, 6. Tal R, et al. *J Sex Med.* 2009;6(9):2538–2546. 7. 2022 ASPS Procedural Statistics Release

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The Axogen Nerve Repair Algorithm Connection Protection Termination 4

Accelerating Topline Drives Operational Leverage Accelerating Revenue Growth Expanding EBITDA 2022 2023 2024 2025 $138.6 $159.0 $187.3 $225.2 ($25.6) ($15.5) $3.9 ($2.2) ($9.3) ($1.1) $19.8 $27.9 ($30.0) ($20.0) ($10.0) $0.0 $10.0 $20.0 $30.0 $40.0 EBITDA Adj. EBITDA* 2022 2023 2024 2025 *Excludes non-cash stock-based compensation and litigation related costs 17.6% 3-Year CAGR ($ in millions) ($ in millions) 5

2025-2028 Strategic Plan Priorities Strong momentum and execution of strategic plan priorities. Growth CAGR 15 - 20% Markets Elective and planned procedure focus Prostate market development Commercial Expansion Commercial infrastructure and salesforce expansion Commercial Excellence Continuous business model and customer creation process optimization by market Standard of Care Level 1 clinical evidence generation for societal support, standard of care & coverage requirements Innovation Product development to drive better benefit versus risk profiles in nerve care 6

# BioCircuit Technologies At-a-Glance

BIOCIRCUIT® TECHNOLOGIES

- ✓ Commercializes NerveTape, the first FDA-cleared device for sutureless nerve repair
- ✓ Cost-efficient GTM model
- ✓ Strong visibility across surgeon networks
- ✓ Traction across markets and specialties

## KEY STATISTICS

**$11MM**
2025 Revenue

**~$24MM**
Run-Rate Revenue (Q2 2026 Annualized)

**~80%**
Gross Margins[1]

**EBITDA+**
Standalone Basis[1]

**14,000+**
NerveTape Implants Sold[2]

**400+**
Hospitals & ASC Accounts[2]

1. Reflects the trailing twelve months ended May 31, 2026
2. As of 06/2026

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Time-consuming Highly skill-dependent Suture trauma Poor alignment is common - even by experienced surgeons 40% of cadaver repairs are unacceptable1 1. Bernstein et al. JHS 2013; Isaacs et al. JHS 2016 Challenges with Suture- Based Nerve Repair 8

# 1st FDA-cleared Device for Sutureless Nerve Repair

**Precisely align, connect, & protect transected nerves in a fraction of the time it would take to repair using conventional suture and conduit techniques**



1
2
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**Nerve Tape is designed to:**

- ✓ Easily repair & connect transected nerves
- ✓ Eliminate the need for microsuture

**NerveTape vs. Microsuture**

- ✓ **2.7x** stronger and **4.5x** faster
- ✓ **97%** high-quality repair alignment

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Eberlin KR, Safa B, Buntic RF, et al. Usability of Nerve Tape: A Novel Sutureless Nerve Coaptation Device. J Hand Surg Am. 2024;49(4):346-353

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NerveTape vs. MicrosutureLink: 10

• Simpler, faster, more effective alternative to micro-suturing in nerve repair • Less dependency on microsurgical skills enables expansion and adoption of nerve repair to non-specialist surgeons and middle-adopters • Foundational technology base for future product development and indication expansion • Expected to be accretive to revenue growth and adjusted EBITDA margins in Year 1 • Axogen remains free cash flow positive post-acquisition • Accelerates commercial execution potential by leveraging Axogen’s direct sales force and deep nerve repair expertise across markets • Leverages current surgeon customers and existing hospital contracting relationships Strategic Rationale Unlocks Under-Penetrated TAM Segment Portfolio Innovation Platform Financially Accretive Deal Reinforces Strategic Plan Objectives Synergistic With Commercial Infrastructure and Customer Base 11

# Transaction Summary

| | |
|---|---|
| **PURCHASE PRICE** | $200 MILLION IN CASH, SUBJECT TO CUSTOMARY ADJUSTMENTS |
| **KEY FINANCIAL METRICS** | • ~$24MM RUN-RATE REVENUE Q2 2026 ANNUALIZED ($11MM IN 2025)<br>• EXPECTED TO BE ACCRETIVE TO REVENUE GROWTH AND ADJUSTED EBITDA MARGINS IN YEAR 1<br>• AXOGEN REMAINS FREE CASH FLOW POSITIVE POST-ACQUISITION |
| **FINANCING** | SUBSTANTIALLY ALL NET PROCEEDS FROM EQUITY OFFERING TO FUND CASH CONSIDERATION AND RELATED FEES AND EXPENSES |
| **APPROVAL / CONDITIONS** | SUBJECT TO CUSTOMARY CLOSING CONDITIONS INCLUDING CONVERSION OF OUTSTANDING CONVERTIBLE NOTES, CONSENT UNDER AN INBOUND IP LICENSE AND SPIN-OUT OF ELECTRONIC BUSINESS |
| **TIMING** | EXPECTED TO CLOSE IN Q4 2026 |

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Our Investment Thesis is Reinforced by this Acquisition Large Market Opportunity $5.6B TAM with minimal current penetration Clinical Leadership Unique and differentiated nerve repair portfolio backed by strong evidence Multiple Growth Catalysts Four distinct market development opportunities at different stages Reimbursement Tailwinds Expanding commercial coverage and improving payment rates Scalable Infrastructure Proven, scalable commercial model positioned to drive growth and portfolio adoption Financial Inflection Point Accelerating growth, positive cash flow and expanding margins 13

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